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                                                                Exhibit 10.5
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                          INTROGEN THERAPEUTICS, INC.

                            SERIES C PREFERRED STOCK

                               PURCHASE AGREEMENT


                              301 Congress Avenue
                                   Suite 2025
                              Austin, Texas 78701

                               TABLE OF CONTENTS

                                                                                     Page

 1.       Purchase and Sale of Stock..................................................1

          1.1         Authorization...................................................1
          1.2         Sales of Preferred..............................................1

 2.       Closing Date; Delivery......................................................1

          2.1         Closing Date....................................................1
          2.2         Delivery........................................................1
          2.3         Subsequent Sales................................................1

 3.       Representations and Warranties of the Company...............................2

          3.1         Organization, Good Standing and Qualification...................2
          3.2         Capitalization..................................................2
          3.3         Subsidiaries....................................................3
          3.4         Authorization...................................................3
          3.5         Valid Issuance of Preferred and Common Stock....................3
          3.6         Governmental Consents...........................................3
          3.7         Litigation......................................................3
          3.8         Employees.......................................................4
          3.9         Patents and Trademarks..........................................4
          3.10        Compliance with Other Instruments...............................4
          3.11        Adverse Agreements..............................................5
          3.12        Disclosure......................................................5
          3.13        Title to Property and Assets....................................5
          3.14        Financial Statements............................................5
          3.15        Employee Benefit Plans..........................................6
          3.16        Tax Returns, Payments and Elections.............................6
          3.17        Labor Agreements and Actions....................................6
          3.18        Offering........................................................6

 4.       Representations and Warranties of the Investors.............................6

          4.1         Authorization...................................................6
          4.2         Purchase Entirely for Own Account...............................6
          4.3         Disclosure of Information.......................................7
          4.4         Investment Experience...........................................7
          4.5         Accredited Investor.............................................7
          4.6         Residence.......................................................7



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
          4.7         Restricted Securities...........................................7
          4.8         Further Limitations on Disposition..............................7
          4.9         Legends.........................................................8

5.        Conditions to Closing of Investors..........................................8

          5.1         Representations and Warranties Correct..........................8
          5.2         Covenants.......................................................8
          5.3         Blue Sky........................................................8
          5.4         Restated Certificate............................................9
          5.5         Minimum Purchase Amount.........................................9

 6.       Conditions to Closing of Company............................................9

          6.1         Representations.................................................9
          6.2         Blue Sky........................................................9
          6.3         Restated Certificate............................................9

 7.       Registration Rights.........................................................9

          7.1         Definitions.....................................................9
          7.2         Request for Registration.......................................10
          7.3         Company Registration...........................................11
          7.4         Obligations of the Company.....................................12
          7.5         Furnish Information............................................13
          7.6         Expenses of Demand Registration................................13
          7.7         Expenses of Company Registration...............................13
          7.8         Underwriting Requirements......................................14
          7.9         Delay of Registration..........................................14
          7.10        Indemnification................................................14
          7.11        Reports Under Securities Exchange Act of 1934..................16
          7.12        Form S-3 Registration..........................................16
          7.13        Assignment of Registration Rights..............................17
          7.14        Limitations on Subsequent Registration Rights..................17
          7.15        "Market Stand-Off" Agreement...................................18
          7.16        Amendment of Registration Rights and Information Rights........18
          7.17        Termination of Registration Rights.............................19
          7.18        Prior Registration Rights......................................19

 8.       Miscellaneous..............................................................19

          8.1         Survival of Warranties.........................................19
          8.2         Successors and Assigns.........................................19
          8.3         Governing Law..................................................19


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
          8.4         Counterparts...................................................19
          8.5         Titles and Subtitles...........................................19
          8.6         Notices........................................................19
          8.7         Expenses.......................................................20
          8.8         Amendments and Waivers.........................................20
          8.9         Severability...................................................20
          8.10        Aggregation of Stock...........................................20



EXHIBITS

A.        [omitted]



                                     -iii-

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                       PREFERRED STOCK PURCHASE AGREEMENT



         THIS PREFERRED STOCK PURCHASE AGREEMENT is made by and between Introgen Therapeutics, Inc., a Delaware corporation (the "Company"), and the investors listed on the signature pages attached hereto (the "Investors"). This Agreement is effective as of the date on which the Company has sold at least $1,000,000 of Series C Preferred Stock to an Investor.

         THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.      Purchase and Sale of Stock.

                  1.1 Authorization. The Company will authorize the sale and issuance of up to 1,183,000 shares of its Series C Preferred Stock (the "Series C Preferred") having the rights, privileges and preferences as set forth in the Restated Certificate of Incorporation (the "Restated Certificate") in the form attached to this Agreement as Exhibit A.

                  1.2 Sales of Preferred. Subject to the terms and conditions hereof, the Company will issue and sell to each Investor, and each Investor shall separately purchase from the Company at the Closing (defined below) the number of shares set forth beneath their signature page to this agreement at the per share purchase price of $8.65. (The aggregate shares of Series C Preferred Stock to be sold to the Investors hereunder are hereinafter referred to as the "Shares"). No funds taken by an Investor for deposit in an escrow account with Texas Commerce Bank, N.A. shall be released from such escrow account until all conditions to closing set forth herein have been satisfied.

          2.      Closing Date; Delivery.

                  2.1 Closing Date. The first closing of the sale of the Series C Preferred hereunder shall take place at such time and place upon which the Company and the purchasers of at least $1,000,000 of Series C Preferred shall agree (a "Closing"). The date of a Closing is hereinafter referred to as the "Closing Date."

                  2.2 Delivery. At a Closing, the Company will deliver to each Investor purchasing at such closing a certificate, registered in the Investors' name, representing the number of shares of Series C Preferred to be purchased by such Investor against payment of the purchase price therefor by check payable to the Company or by wire transfer per the Company's wiring instructions.

                  2.3 Subsequent Sales. Following the date of the first Closing but not after March 31, 1996, the Company may sell up to the balance of the 1,183,000 authorized shares of Series C Preferred Stock which have not been previously sold. Each such sale shall be considered a "Closing" hereunder and each purchaser shall be deemed an "Investor" hereunder and shall append a signature page to this Agreement.

         3. Representations and Warranties of the Company. Except as set forth in the Confidential Private Placement Memorandum previously delivered to each Investor, which disclosure (particularly the section entitled "Risk Factors") shall modify the following representations and warranties, the Company hereby represents and warrants:

                  3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as now conducted and as proposed to be conducted, to enter into this Agreement and to sell the Shares and carry out the other transactions contemplated hereunder. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

                  3.2 Capitalization. The authorized capital of the Company consists, or will consist prior to the first Closing, of:

                           (a) 6,308,523 shares of Preferred Stock ("Preferred
Stock"), of which 3,011,423 shares have been designated Series A Preferred Stock, 2,114,100 shares have been designated Series B Preferred Stock and 1,183,000 shares have been designated Series C Preferred Stock. Prior to the first Closing, there will be 3,011,423 shares of issued and outstanding Series A Preferred Stock and 787,500 issued and outstanding shares of Series B Preferred Stock and no issued or outstanding shares of Series C Preferred Stock. The rights, privileges and preferences of the Series A, Series B and Series C Preferred Stock are as stated in the Restated Certificate. At the first Closing, the Company shall sell at least $1,000,000 of Series C Preferred. In no event, shall more than 1,183,000 shares of Series C Preferred be sold pursuant to this Agreement. There can be no assurance that greater than $1,000,000 of Series C Preferred will be sold pursuant to this Agreement. All shares sold pursuant to this Agreement shall be sold for $8.65 per share.

                           (b) 20,000,000 shares of Common Stock ("Common
Stock"), of which 2,036,132 shares are issued and outstanding.

                           (c) Except for (i) 1,187,630 shares of Series B
Preferred Stock that may be sold to Rhone-Poulenc Rorer (of which 15% is subject to purchase directly from the Series A Preferred Stock held by Texas Biomedical Development Partners) in the event the Company achieves certain technical milestones, and (ii) 1,250,000 shares of Common Stock reserved for issuance pursuant to the Company's 1995 Stock Plan (as of the first Closing 442,500 shares are subject to outstanding options and 807,500 shares are available for future grant), there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any other securities of the Company.

                           (d) Except as set forth in this Agreement and the
Exhibits hereto, the Company is not a party to or is not subject to any agreement or understanding relating to, and to the


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

Company's knowledge there is no agreement or understanding between any persons and/or entities which affects or relates to, the voting of shares of capital stock of the Company or the giving of written consents by a shareholder or director of the Company.

                  3.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity.

                  3.4 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Series C Preferred sold hereunder and the Common Stock issuable upon conversion of the Series C Preferred has been taken or will be taken prior to the Closing. This Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and similar laws affecting creditor rights.

                  3.5 Valid Issuance of Preferred and Common Stock.


                           (a) The Series C Preferred purchased by the
Investors hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and not subject to any preemptive rights, rights of first refusal or other similar rights imposed by the Company, and will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Series C Preferred has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable, free of any liens or encumbrances and not subject to any preemptive rights, rights of first refusal or other similar rights imposed by the Company, and issued in compliance with all applicable federal and state securities laws.

                           (b) The outstanding shares of Common Stock, Series A
Preferred Stock and Series B Preferred Stock are duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

                  3.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for registration or qualification, or taking such action to secure exemption from such registration or qualification, under applicable state or federal securities laws, which actions shall be taken on a timely basis as may be required.

                  3.7 Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement or the right of the Company to enter into it, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any adverse changes in the assets, condition,


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affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (on any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

                  3.8 Employees. The Company is not aware, nor has a third party asserted to the Company, that any of its employees is obligated under any contract (including licenses, covenants or contracts of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated.

                  3.9 Patents and Trademarks. To its knowledge, the Company has sufficient title and ownership of all trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, processes, and, to its knowledge, patents, necessary for its business as now conducted without any conflict with or infringement of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any communi cations alleging that the Company has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

                  3.10 Compliance with Other Instruments.


                           (a) The Company is not in violation or default of
any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, and, to its knowledge, there is no such pro vision which materially and adversely affects the business of the Company or its properties or assets. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

                           (b) The Company has avoided every condition, and has
not performed any act, the occurrence of which would result in the Company's loss of any right granted under any license, distribution or other agreement.

                  3.11 Adverse Agreements. The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Restated Certificates or Bylaws, which materially adversely affects its business as now conducted.

                  3.12 Disclosure. The Company has fully provided each Investor with all the information which such Investor has requested for deciding whether to purchase the Shares and all information which the Company believes is reasonably necessary to enable all Investor to make such decision. Neither this Agreement nor the Confidential Private Placement Memorandum previously provided to the Investors, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

                  3.13 Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

                  3.14 Financial Statements. The Company has delivered to the Investors its audited financial statements as of June 30, 1995 and June 30, 1994, and for the period from the Company's inception through June 30, 1995 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other and includes all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to June 30, 1995 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.



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

                  3.15 Employee Benefit Plans. Other than the Company's 401(k) plan (to which the Company is not obligated to make contributions), the Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

                  3.16 Tax Returns, Payments and Elections. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has not elected pursuant to the Internal Revenue Code of 1986, as amended ("Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to
Section 341(f) or Section 1362(a) of the Code, nor has it made any other elections pursuant to the Code (other than elections which relate solely to methods of accounting, depreciation or amortization) which would have a material effect on the Company, its financial condition, its business as presently conducted or proposed to be conducted or any of its properties or material assets.

                  3.17 Labor Agreements and Actions. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each officer and employee of the Company is terminable at the will of the Company.

                  3.18 Offering. Subject in part on the accuracy of the Investors' representations set forth in Section 4 of this Agreement, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Act"), and from all applicable state registration or qualification requirements.

         4. Representations and Warranties of the Investors. Each Investor hereby represents and warrants the following:

                  4.1 Authorization. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement is limited by bankruptcy, insolvency and similar laws affecting creditor rights. It has full power and authority to enter into this Agreement.

                  4.2 Purchase Entirely for Own Account. This Agreement is made with the Investors in reliance upon the Investors' representation to the Company, which each Investor



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

execution of this Agreement hereby confirms, that the Series C Preferred to be received by the Investor and the Common Stock issuable upon conversion of the Series C Preferred Stock (collectively, the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

                  4.3 Disclosure of Information. The Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the Series C Preferred hereunder. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series C Preferred.

                  4.4 Investment Experience. The Investor is an investor in securities of companies in the development stage and acknowledges it is able to fend for itself, and bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series C Preferred hereunder.

                  4.5 Accredited Investor. It is an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

                  4.6 Residence. The legal residence of the Investor is set forth on its signature page to this Agreement.

                  4.7 Restricted Securities. The Investor understands that the shares of Series C Preferred it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act. The Investor understands that there is no public market for the Securities and there can be no assurance that there will ever be a public market for the Securities.

                  4.8 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Series C Preferred purchased hereunder or Common Stock issuable upon the conversion of the Series C Preferred, unless and until:

                           (a) There is then in effect a Registration Statement
under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                           (b) (i) The Investor shall have notified the Company
of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act.

                           (c) Notwithstanding the provisions of paragraphs (a)
and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor pursuant to Rule 144 if such Investors makes the factual representations reasonably requested by the Company indicating the availability of the exemption provided by Rule 144.

                  4.9 Legends. It is understood that the certificates evidencing the Series C Preferred and the Common Stock issuable upon conversion thereof, may bear one or all of the following legends:

                           (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                           (b) Any legend required by applicable state
securities laws.

         5. Conditions to Closing of Investors. The Investors' obligation to purchase the Series C Preferred at a Closing is, at the option of each Investor, subject to the fulfillment as of the Closing Date of the following conditions:

                  5.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

                  5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

                  5.3 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series C Preferred and the Common Stock issuable upon conversion thereof.

                  5.4 Restated Certificate. The Restated Certificate shall have been filed with the Delaware Secretary of State.

                  5.5 Minimum Purchase Amount. The first Closing under this Agreement shall be for at least $1,000,000 of Series C Preferred Stock.

         6. Conditions to Closing of Company. The Company's obligation to sell and issue the Series C Preferred at a Closing is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

                  6.1 Representations. The representations made by the Investors in Section 4 hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date.

                  6.2 Blue Sky. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Series C Preferred and the Common Stock issuable upon conversion thereof.

                  6.3 Restated Certificate. The Restated Certificate shall have been filed with the Delaware Secretary of State.

         7. Registration Rights. The Company covenants and agrees as follows:

                  7.1 Definitions. For purposes of this Section 7:


                           (a) The term "register," "registered," and
"registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

                           (b) The term "Registrable Securities" means (1) the
Common Stock issuable or issued upon conversion of the Company's Series B Preferred Stock, (2) the Common Stock issuable or issued upon conversion of any Series A Preferred Stock held by individuals and entities who signed a consent for the purpose of being bound by Section 20 of the Company's Series B Preferred Stock Purchase Agreement, (3) any Common Stock held by individuals and entities who have signed a consent for the purposes of being bound by
Section 20 of the Company's Series B Preferred Stock Purchase Agreement; (4) the Common Stock issuable or issued upon conversion of the Company's Series C Preferred Stock and (5) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, or Common Stock, excluding in all cases, however, (i) any Registrable Securities sold by a person in a transaction in which his rights under this Section 7 are not assigned, or (ii) any Registrable Securities sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

                           (c) The number of shares of "Registrable Securities
then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

                           (d) The term "Holder" means any person owning or
having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 7.13 hereof; and

                           (e) The term "Form S-3" means such form under the
Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

                           (f) The term "Act" shall mean the Securities Act of
1933, as amended.

                  7.2 Request for Registration.


                           (a) If the Company shall receive at any time after
December 31, 1998, either (i) a written request from the Holders of at least fifty percent (50%) of the Registrable Securities (including securities convertible into Registrable Securities) then outstanding that the Company file a registration statement under the Act covering the registration of at least forty percent (40%) of the Registrable Securities (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $10,000,000) or (ii) a written request from Rhone-Poulenc Rorer Pharmaceuticals, Inc. that the Company file a registration statement under the Act covering the registration of at least sixty percent (60%) of the Registrable Securities held by Rhone-Poulenc Rorer Pharmaceuticals, Inc. (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions would exceed $10,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsections 7.2(b) and (c), effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such written notice by the Company.

                           (b) Notwithstanding the foregoing, the Company shall
not be obligated to take any action to effect any such registration, qualification or compliance pursuant to subsection 7.2(a):

                                    (i) During the period starting with the
date sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                    (ii) After the Company has effected two
registrations pursuant to subsection 7.2(a) (i) (if the request is being made pursuant to subsection 7.2(a)(i)), and such registration has been declared or ordered effective, or after the Company has effected a single registration pursuant to subsection 7.2(a)(ii) (if the request is being made pursuant to subsection 7.2(a)(ii)) and such registration has been declared or ordered effective;

                                    (iii) If the Company shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed at such time, then the Company's obligation to use its best efforts to register, qualify or comply under subsection 7.2(a) shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                           (c) If the Holders initiating the registration
request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 7.2 and the Company shall include such information in the written notice referred to in subsection 7.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Holders requesting the registration and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 7.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Holders requesting the registration and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 7.2, if the underwriter advises the Holders requesting the registration that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from such underwriting.

                  7.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of written notice by the Company, the Company shall, subject to the provisions of Section 7.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

                  7.4 Obligations of the Company. Whenever required under this
Section 7 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                           (a) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to sixty (60) days.

                           (b) Prepare and file with the SEC such amendments
and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                           (c) Furnish to the Holders such numbers of copies of
a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                           (d) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                           (e) In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                           (f) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                           (g) Furnish, at the request of any Holder requesting
registration of Registrable Securities pursuant to this Section 7, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 7, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

                  7.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7 with respect to the Registrable Securities of any selling Holder that such holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                  7.6 Expenses of Demand Registration. All expenses, other than underwriting discounts and commissions and any fees and expenses of a special counsel of a selling stockholder, incurred in connection with registrations, filings or qualifications pursuant to Section 7.2, including (without limitation) all registration, federal and state filing and qualification fees and expenses, printers' and accounting fees and fees and disbursements of counsel for the Company, shall be paid by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 7.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 7.2; provided further, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 7.2. The Company's obligations under this 7.6 shall apply to each registration pursuant to Section 7.2.

                  7.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 7.3 for each Holder (which right may be assigned as provided in Section 7.13), including (without limitation) all registration, filing, qualification, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities and any fees or expenses of a special counsel of a selling stockholder.

                  7.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 7.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as is provided for herein. If the underwriters determine that marketing factors require a limitation of the number of shares to be underwritten, the underwriters may limit the number of Registrable Securities to be included in the registration on a pro-rata basis, or may exclude Registrable Securities entirely from such registration (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 7.2 be excluded from such offering. For purposes of apportionment, any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

                  7.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

                  7.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 7:

                           (a) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                           (b) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 7.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 7.10(b) exceed the gross proceeds from the offering received by such Holder.

                           (c) Promptly after receipt by an indemnified party
under this Section 7.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.10.

                           (d) The obligations of the Company and Holders under
this Section 7.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 7, and otherwise.

                  7.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                           (a) make and keep public information available, as
those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                           (b) take such action, including the voluntary
registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                           (c) file with the SEC in a timely manner all reports
and other documents required of the Company under the Act and the 1934 Act; and

                           (d) furnish to any Holder, so long as the Holder
owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC (exclusive of Rule
144A) which permits the selling of any such securities without registration or pursuant to such form.

                  7.12 Form S-3 Registration. In case the Company shall receive from any Holder or Holders of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $1,000,000 all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

                           (a) promptly give written notice of the proposed
registration, and any related qualification or compliance, to all other Holders; and

                           (b) as soon as practicable, effect such registration
and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 7.12: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 7.12; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period; or (4) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                           (c) Subject to the foregoing, the Company shall file
a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the registrations requested pursuant to Section 7.12, (exclusive of underwriting discounts and commissions and any fees and expenses of a special counsel to a selling shareholder) shall be paid by the Company.

                  7.13 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 7 may be assigned by a Holder to a transferee or assignee of such securities who acquires (i) at least 300,000 shares of Registrable Securities, or (ii) all shares of Registrable Securities then held by such Holder if such Holder transfers all such Registrable Securities to a single entity, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and the address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Notwithstanding the above, such rights may be assigned by a Holder to a limited partner or general partner of the Holder regardless of the number of shares acquired by such transferee.

                  7.14 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement (other than an amendment to this agreement or supplemental agreement effected in accordance with Section 7.16 of this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed pursuant to Section 7.2 hereof, unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders which are included in any such registration or (b) to make a demand registration which could result in such registration being declared effective prior to the earlier of either of the dates set forth in subsection 7.2(a) or within six months of the effective date of any registration effected pursuant to Section 7.2.

                  7.15 "Market Stand-Off" Agreement. Each holder of securities which are or at one time were Registrable Securities (or which are or were convertible into Registrable Securities) hereby agrees that, during a period not to exceed 180 days, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock or Preferred Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that:

                           (a) such agreement shall be applicable only to the
first such registration statement of the Company which covers Common Stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

                           (b) all officers and directors of the Company, and
all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

                  In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

                  7.16 Amendment of Registration Rights. Any provision of this
Section 7 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) the holders of at least sixty-seven percent (67%) of the Registrable Securities then outstanding, (iii) the holders of a majority of the Series B Preferred Stock then outstanding and (iv) the holders of a majority of the Series C Preferred Stock then outstanding, and with the same consent the Company may enter into a supplemental agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Section
7. Any amendment, waiver or supplemental agreement effected in accordance with this Section 7.16 shall be binding upon each holder of any securities which are or at one time were Registrable Securities (or which are or were convertible into Registrable Securities), each future holder of all such securities, and the Company.

                  7.17 Termination of Registration Rights. No stockholder shall be entitled to exercise any right provided for in this Section 7 after six (6) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial underwritten offering of its securities to the general public.

                  7.18 Prior Registration Rights. Each undersigned Investor and each undersigned party who joins this Agreement solely for the purposes of this
Section 7 who is entitled to registration rights pursuant to the Company's Series B Preferred Stock Purchase Agreement hereby agrees on behalf of all holders of such registration rights that they shall be amended and restated in their entirety and the registration rights under this Section 7 shall be substituted.

          8.      Miscellaneous.

                  8.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investors contained in this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

                  8.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  8.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

                  8.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  8.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  8.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, or other courier service, postage prepaid and addressed to the party to be notified at the address indicated for such party in the Company's stock records or in the case of the Company on the first page of this Agreement, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

                  8.7 Expenses. Each party shall pay its own fees and expenses with respect to this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Restated Articles, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  8.8 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.

                  8.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  8.10 Aggregation of Stock. All shares of Common Stock, Series A Preferred Stock, Series B Preferred and Series C Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Series C Preferred Stock Purchase Agreement as of the date set forth below.

                                        INTROGEN THERAPEUTICS, INC.


                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------


                                        INVESTOR:


                                        ----------------------------------
                                        (print name)

                                        ----------------------------------
                                        (signature)

                                        ----------------------------------
                                        (title, if applicable)

                      Resident Address:
                                        ----------------------------------

                                        ----------------------------------

                                        ----------------------------------
                      Number of
                      Shares Purchased:
                                        ----------------------
                      Date:
                                        ----------------------

                                   EXHIBIT A

                                   [omitted]